EVERGREEN UTILITY AND TELECOMMUNICATIONS FUND
200 Berkeley Street
Boston, Massachusetts 02116-5034

October 30, 2006

Dear Shareholder:

I am writing to shareholders of the Evergreen Utility and Telecommunications Fund (the “Fund”) to let you know about a Meeting of Shareholders of the Fund to be held on December 15, 2006 at 10:00 a.m. Eastern time (the “Meeting”).  Before the Meeting, I would like your vote on an important proposal described in the accompanying Proxy Statement.

At the Meeting, shareholders will be asked to approve a new Sub-Advisory Agreement with Crow Point Partners, LLC (the "Proposal").  The Proposal, if approved, will not involve any change in the Fund’s investmentobjective or strategies.

Your Board of Trustees has unanimously approved the Proposal and recommends that you vote FOR the Proposal.

I realize that the accompanying proxy statement will take time to review, but your vote is very important.  Please take the time to familiarize yourself with the Proposal and sign and return your proxy card in the enclosed postage-paid envelope today.  Instructions on how to complete the proxy card as well as how to vote by telephone and Internet are included at the end of the proxy statement. If you have any questions about voting, please call The Altman Group, our proxy solicitor, toll-free at 800.821.8781 between 10:00 a.m. and 10:00 p.m. Eastern time.

Thank you for taking this matter seriously and participating in this important process.

Sincerely,

Dennis H. Ferro

President

Evergreen Funds

EVERGREEN UTILITY AND TELECOMMUNICATIONS FUND
200 Berkeley Street
Boston, Massachusetts 02116-5034

NOTICE OF MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER 15, 2006

To the shareholders of Evergreen Utility and Telecommunications Fund:

NOTICE IS HEREBY GIVEN that a Meeting of the Shareholders of Evergreen Utility and Telecommunications Fund (the “Fund”), a series of Evergreen Equity Trust, will be held at the offices of Evergreen Investments, 200 Berkeley Street, 26th Floor, Boston, Massachusetts 02116-5034 on December 15, 2006 at 10 a.m. Eastern time (the “Meeting”) for the following purposes:

1.         To consider a Sub-Advisory Agreement with Crow Point Partners, LLC; and

2.         To transact such other business as may properly come before the Meeting or any adjournment thereof.

The Board of Trustees has fixed the close of business on October 13, 2006 as the record date for determination of shareholders of the Fund entitled to notice of the Meeting and to vote at the Meetingand any adjournments thereof.

It is important that executed proxy cards be returned promptly.  Shareholders who do not expect to attend the Meeting are urged to complete, sign, date, and return the accompanying proxy card in the enclosed envelope without delay, which needs no postage if mailed in the United States.  Instructions for the proper execution of the proxy card as well as instructions on how to vote by telephone and Internet are set forth at the end of the proxy statement.

By order of the Board of Trustees

Michael H. Koonce

Secretary

October 30, 2006

EVERGREEN UTILITY AND TELECOMMUNICATIONS FUND,

A Series of Evergreen Equity Trust

200 Berkeley Street
Boston, Massachusetts 02116-5034

MEETING OF SHAREHOLDERS
TO BE HELD ON

December 15, 2006

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees of Evergreen Equity Trust (the “Trust”) for use at a Meeting of Shareholders of Evergreen Utility and Telecommunications Fund (the "Fund") to be held at 10 a.m. Eastern time on December 15, 2006 at the offices of Evergreen Investments, 200 Berkeley Street, 26th Floor, Boston, Massachusetts, and any adjournments thereof (the “Meeting”).  The Meeting is being held for the purpose of approving a new Sub-Advisory Agreement (as defined below) with Crow Point Partners, LLC (the “Proposal”) and to transact such other business as may properly come before the Meeting or any adjournment thereof.

A Notice of the Meeting of Shareholders and a proxy card accompany this Proxy Statement.  This Proxy Statement and the accompanying Notice of Meeting of Shareholders and proxy card are first being mailed to shareholders on or about October 30, 2006.  The Fund’s proxy solicitor is the Altman Group, which has been engaged by the Fund to, among other things, print proxy ballots, mail such ballots to registered accounts in a timely fashion, scan all ballots returned, telephone shareholders to solicit their votes and provide a certified tabulation report for the Meeting.  The costs of solicitation and the expenses incurred in connection with preparing this Proxy Statement and its enclosures are estimated to be $____, and will be paid by Evergreen Investment Management Company, LLC ("EIMC"), the Fund’s investment advisor. The most recent annual report and semi-annual report of the Fund are available upon request without charge by writing the Trust, by calling The Altman Group toll-free at 800.821.8781 or by downloading them off our Web site at EvergreenInvestments.com.

The address of the principal office of the Fund is 200 Berkeley Street, 26th Floor, Boston, Massachusetts 02116-5034.

If the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the shares of beneficial interest (the “Shares”) represented by the executed proxy card will be voted in accordance with the instructions marked thereon.  Unless instructions to the contrary are marked on the proxy card, it will be voted FOR the matters listed in the accompanying Notice of Meeting of Shareholders.  Proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will have the effect of votes against the Proposal.  Any shareholder who has returned a properly executed proxy card has the right to revoke it at any time prior to its exercise by attending the Meeting and voting his or her Shares in person, by submitting a letter of revocation to the Trust at the above address prior to the date of the Meeting or by submitting a later-dated and properly executed proxy card to the Trust at the above address prior to the date of the Meeting.

  In voting on the Proposal, each Share of the Fund is entitled to one vote for each dollar of net asset value and a fractional vote for each fraction of a dollar of net asset value attributable to such Share.  If a quorum with respect to the Fund is not present at the Meeting, or if a quorum is present but sufficient votes to approve the Proposal are not received, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Meeting to permit further solicitation of proxies.  The Meeting, whether or not a quorum is present, may be adjourned from time to time by the vote of the majority of the Shares represented at the Meeting, either in person or by proxy; or in his or her discretion by the chair of the meeting.  Under the Trust’s Agreement and Declaration of Trust, as amended (the “Declaration of Trust”), a quorum of shareholders is established by the presence in person or by proxy of the holders of 25% of the issued and outstanding Shares of the Fund entitled to vote at the Meeting, although a larger number of shares is required to approve the Proposalas discussed later in this Proxy Statement.

The Board of Trustees has fixed the close of business on October 13, 2006 as the record date (the “Record Date”) for the determination of shareholders of the Fund entitled to notice of the Meeting and to vote at the Meetingand any adjournments thereof.  As of October 13, 2006, the officers and Trustees of the Trust as a group beneficially owned less than 1% of the Shares of the Fund.  The following is a list of persons who owned of record 5% or more of any class of the Fund’s outstanding Shares as of October 13, 2006.  The Fund does not know if any of the parties listed below hold their shares beneficially.

Utility and Telecommunications Fund - Class A shares

Utility and Telecommunications Fund - Class B shares

Utility and Telecommunications Fund - Class C shares

Utility and Telecommunications Fund - Class I shares

Please note information will be filled in for subsequent DEF14A filing.

            In order for your Shares to be represented at the Meeting, you are requested to:

indicate your voting instructions on the enclosed proxy card;

date and sign the proxy card;

mail the proxy card promptly in the enclosed envelope, which requires no postage if mailed in the United States; and

allow sufficient time for the proxy card to be received on or before 10 a.m. Eastern time on December 15, 2006.

Alternatively, you may vote by telephone or Internet by following the instructions at the end of this Proxy Statement.

THE PROPOSAL

TO APPROVE A NEW SUB-ADVISORY AGREEMENT WITH CROW POINT PARTNERS, LLC

Introduction

INFORMATION REGARDING THE SUB-ADVISORY AGREEMENT

The Sub-Advisor and Evaluation by the Trustees

Mr. Timothy P. O’Brien serves as the portfolio manager of the Fund.  Mr. O’Brien recently informed EIMC that he has joined a new investment management firm, Crow Point Partners, LLC (“Crow Point”), and that he will resign his position at EIMC in the near future to focus his efforts at that firm.  Crow Point has agreed to serve as the sub-advisor to the Fund, subject to shareholder approval, and Mr. O’Brien has agreed to remain an employee of EIMC and to manage the Fund at EIMC until shareholders of the Fund have met to vote on the proposed Sub-Advisory Agreement (as defined below) has been presented to the shareholders of the Fund for approval.  EIMC believes, in light of the investment performance of the Fund under Mr. O’Brien, that implementation of these arrangements is desirable and in the best interests of the Fund and its shareholders.   In the event that shareholders do not approve the Sub-Advisory Agreement (as defined below), EIMC will replace Mr. O’Brien with another portfolio manager.

Crow Point is located at 10 The New Driftway, Scituate, MA 02066. Crow Point is majority owned by M.D. Sass/Macquarie Financial Strategies, L.P., a joint venture between M.D. Sass Group (“M.D. Sass”) and the Macquarie Group and is located at 1185 Avenue of the Americas, New York, NY 10036.  M.D. Sass is a New York based money management firm with $8 billion in assets under management as of August 31, 2006 and is located at 1185 Avenue of the Americas, New York, NY 10036.  The Macquarie Group is a publicly traded Australian investment bank with $111 billion in assets under management as of August 31, 2006 and is located at 20 Bond Street, Level 22, Sydney, Australia 2000.

Mr. O’Brien has been a portfolio manager with EIMC since 2002 and serves as the lead portfolio manager of the Fund.  Mr. O’Brien also manages the utilities portion of the Evergreen Utilities and High Income Fund.  He was the lead portfolio manager for the Gabelli Utilities Fund from September 1999 until March 2002 and Eaton Vance Utilities from January 1995 until March 1999.  Mr. O’Brien has been managing the Fund since 2002.

If the proposal is approved, Crow Point would be subject to the oversight of EIMC, which serves as investment advisor to the Fund pursuant to an investment advisory agreement dated September 18, 1997 (the “Advisory Agreement”). The Advisory Agreement was last approved by an action of the sole shareholder of the Fund on November 7, 1997.  Under the Advisory Agreement, and subject to the supervision of the Trust’s Board of Trustees, EIMC furnishes to the Fund investment advisory, management and administrative services, and office facilities in connection with its services for managing the investment and reinvestment of the Fund’s assets.  EIMC pays all expenses incurred by it in connection with the provision of its services.

For the reasons and based on an analysis of factors described below and upon the recommendation of EIMC at a meeting held on September 20-21, 2006, the Trustees of the Trust, including those Trustees that are not “interested persons” (the “Independent Trustees”) as that term is defined in the Investment Company Act of 1940 (the “1940 Act”) of the Fund, EIMC and Crow Point, unanimously approved a form of sub-advisory agreement with Crow Point and resolved to recommend that shareholders of the Fund approve the sub-advisory agreement with Crow Point.  The Executive Committee of the Trust, acting on behalf of the Trustees, approved a revised form of sub-advisory agreement with Crow Point at a telephonic meeting held on October 3, 2006.  The final form of sub-advisory agreement, attached hereto as Exhibit A (the “Sub-Advisory Agreement”) will be proposed for formal approval by the full Board of Trustees at an in-person meeting scheduled to be held on December 7 and 8, 2006, prior to implementation of the Sub-Advisory Agreement.

Under the Sub-Advisory Agreement, Crow Point would become responsible for day-to-day investment of the Fund’s assets, subject to the supervision of EIMC and the Board of Trustees.  EIMC, and not the Fund, would pay Crow Point’s fees under the Sub-Advisory Agreement, and there would be no change in the advisory fees paid by the Fund to EIMC.

The Trustees noted that the purpose of the Sub-Advisory Agreement is to provide for the continuous management of the Fund by Mr. O’Brien.  The material factors considered by the Trustees in approving the form of Sub-Advisory Agreement were:

the expected nature, extent and quality of services to be provided by Crow Point to the Fund, including the fact that the existing portfolio manager of the Fund is expected to continue managing the Fund under the Sub-Advisory Agreement;

the favorable investment performance of the Fund during the period since Mr. O’Brien became portfolio manager;

the fact that there would be no change in the advisory fees paid by the Fund compared to amounts paid under the Advisory Agreement;

the investment advisory experience and reputation of the personnel of Crow Point, including the fact that the current investment personnel of EIMC will continue managing the Fund; and

the depth of Crow Point’s administrative support services.

In approving the Sub-Advisory Agreement, the Trustees did not consider profitability of Crow Point or the potential for the fund to achieve economies of scale through the fee structure because the Trustees determined that profitability and economies of scale were not relevant to its consideration of the Sub-Advisory Agreement since EIMC negotiated the sub-advisory fees with Crow Point, and EIMC will pay the sub-advisory fee to Crow Point of its own advisory fees.  Based on these and other factors, the Trustees approved the form of Sub-Advisory Agreement.

Terms of the Sub-Advisory Agreement

            The following description of the sub-advisory agreement is qualified entirely by reference to the Sub-Advisory Agreement, the form of which is attached as Exhibit A to this Proxy Statement.  The Sub-Advisory Agreement provides that: (1) subject to the control and direction of the Board of Trustees of the Trust and the oversight of EIMC and the Board of Trustees, Crow Point is responsible for the day-to-day investment and reinvestment of the Fund’s portfolio assets, (2) EIMC will pay Crow Point at an annual rate of 0.20% on the first $1 billion of average daily net assets, plus 0.15% on the next $500 million of average daily net assets, plus 0.1275% on the next $1 billion of average daily net assets, plus 0.10% on average daily net assets over $2.5 billion; (3) it may be terminated, without payment of any penalty, by Crow Point, by EIMC, by the Trustees, or by a majority vote of the outstanding shares of the Fund upon 60 days prior written notice, or upon shorter notice as may be mutually agreed upon, or by EIMC under certain other conditions; and (4) it will terminate automatically in the event of its “assignment” as such term is defined in the 1940 Act.  If approved, the sub-advisory agreement will have an initial term of two years, and thereafter may be renewed on an annual basis by the Trustees, including a separate vote of a majority of the Independent Trustees.  The sub-advisory agreement also provides that Crow Point is not liable to either the Trust or EIMC for any act or omission under the sub-advisory agreement, but that Crow Point is not protected against liability arising out of its own willful misfeasance, bad faith, gross negligence or reckless disregard of its duties or obligations.

Managing Directors and Principal Executive Officers and Directors of Crow Point

The following is a list of Crow Point’s and M.D. Sass’ managing directors and principal executive officers and directors.  Crow Point’s principal address is 10 The New Driftway, Scituate, MA 02066.

Name                           Principal Occupation(s)

Timothy O’ Brien          Managing Director of Crow Point; Portfolio Manager of the Fund

Peter J. DeCaprio         Managing Director of Crow Point

Martin D. Sass              Chairman and CEO of M.D. Sass

Hugh Lamle                  President of M.D. Sass

Steven Shenfeld            Senior Managing Director of M.D. Sass

Susan Hickey                Chief Compliance Officer of M.D. Sass

Bobby Liu                     General Counsel of M.D. Sass

Robert Francess            Chief Financial Officer of M.D. Sass

Other Funds Managed by Crow Point

As a newly-organized investment advisor, Crow Point does not currently manage any other funds.  Shareholders of another Evergreen fund, Evergreen Utilities and High Income Fund, have also been asked to approve a sub-advisory agreement with Crow Point.

Crow Point expects to manage other investment vehicles in the future, including some, like Evergreen Utility and Telecommunications Fund, that may have investment objectives and strategies similar to the Fund's.  The management of multiple funds and other accounts may require the portfolio manager to devote less than all of his or her time to the Fund, particularly if the other funds and accounts have different objectives, benchmarks and time horizons.  The portfolio manager may also be required to allocate his or her investment ideas across multiple funds and accounts.   In addition, if a portfolio manager identifies a limited investment opportunity, such as an initial public offering, that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that investment across all eligible funds and accounts.  Further, security purchase and sale orders for multiple accounts often are aggregated for purpose of execution.  Although such aggregation generally benefits clients, it may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts.  It may also happen that the Fund’s adviser or sub-adviser will determine that it would be in the best interest, and consistent with the investment policies, of another account to sell a security (including by means of a short sale) that the Fund holds long, potentially resulting in a decrease in the market value of the security held by the Fund.

The structure of a portfolio manager’s or an investment adviser’s compensation may create an incentive for the portfolio manager or investment adviser to favor accounts whose performance has a greater impact on such compensation. The portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such accounts.  Similarly, if a portfolio manager holds a larger personal investment in one fund than he or she does in another, the portfolio manager may have an incentive to favor the fund in which he or she holds a larger stake.

      In general, EIMC and Crow Point have policies and procedures that attempt to address the various potential conflicts of interest described above.  However, there is no guarantee that such procedures will detect or address each and every situation where a conflict arises.

Required Vote

Approval of the Proposal requires the affirmative vote of a majority of the outstanding voting securities of the Fund which is defined in the 1940 Act as the lesser of (a) 67% or more of the Shares of the Fund present at the Meeting, if more than 50% of the outstanding Shares of the Fund are present in person or by proxy at the Meeting; or (b) more than 50% of the outstanding Shares of the Fund.

Notice

A certificate of Trust in respect of the Fund is on file with the Secretary of the State of Delaware and recites to the effect that the same was executed or made by or on behalf of the Fund or by them as Trustees, or Trustee or as officers or officer, and not individually, and that the obligations of any instrument made or issued by the Trustees or by any officer or officers of the Trust are not binding upon any of them or the shareholders individually but are binding only upon the assets and property of the Fund.

THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE “FOR” THE PROPOSAL.

OTHER MATTERS

Submission of Shareholder Proposals

The Trust is not generally required to hold annual or special meetings of shareholders.  Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting of the Fund should send their written proposals to the Secretary of the Trust, 200 Berkeley Street, Boston, MA 02116-5034 a reasonable time before the Fund finalizes its proxy statement for its next meeting of Shareholders.

Other Matters to Come Before the Meeting

The Board does not intend to present any other business at the Meeting other than as described in this Proxy Statement, nor is the Board aware of any shareholder who intends to do so.  If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying proxy card will vote thereon in accordance with the view of management of the Fund.

The Fund’s Service Providers

Investment Advisor.  EIMC currently serves as the Fund’s investment advisor.  The principal business address of EIMC is 200 Berkeley Street, Boston, Massachusetts 02116.  For the fiscal year ended October 31, 2005, the Fund paid $834,123 in advisory fees.

The Investment Advisory and Management Agreement between the Fund and EIMC provides that: (1) subject to the supervision of the Board of Trustees of the Trust, EIMC is responsible for managing the investment and reinvestment of the Fund’s portfolio assets or that EIMC may enter into an agreement to retain a firm to provide the Fund with such services, (2) the Trust will pay EIMC a fee at an annual rate of 0.42% on the first $1 billion of average daily net assets, 0.40% on the next $500 million of average daily net assets, 0.375% on the next $1 billion of average daily net assets, and 0.35% on amounts over $2.5 billion; (3) it may be terminated with respect to the Fund, without payment of any penalty, by EIMC, by the Trustees, and by a majority vote of the outstanding voting securities of the Fund upon 60 days prior written notice; and (4) it will terminate automatically in the event of its “assignment” as such term is defined in the 1940 Act.  The Investment Advisory and Management Agreement may be renewed on an annual basis by a vote of the Board of Trustees, including a majority of the Independent Trustees.  The Investment Advisory and Management Agreement also provides that EIMC is not liable to the Trust for any error of judgment or mistake of law or for any loss suffered by the Trust or the Fund in connection with the performance of the Investment Advisory and Management Agreement, but that EIMC is not protected against liability arising out of its own willful misfeasance, bad faith, gross negligence or from reckless disregard by it in the performance of its duties or obligations under the agreement.

Administrator.  Evergreen Investment Services, Inc. (“EIS”), an affiliated company of EIMC, serves as administrator to the Fund.  EIS is located at 200 Berkeley Street, Boston, Massachusetts 02116.  For the fiscal year ended October 31, 2005, the Fund paid $321,479 in administrative fees.

Distributor.  EIS also serves as the principal underwriter of the Fund’s shares.  For the fiscal year ended October 31, 2005, the Fund paid $552,668 in underwriting commissions.

            Affiliated Broker-Dealer.  Wachovia Securities LLC (“Wachovia Securities”) is an affiliated broker-dealer of the Fund and is under common control with the Fund’s investment advisor.  For the fiscal year ended October 31, 2005, the Fund paid $36,300 in brokerage commissions to Wachovia Securities.

            Transfer Agent.  Evergreen Service Company, LLC (“ESC”), an affiliate of EIMC, is the Fund’s transfer agent.  ESC is located at P.O. Box 8400, Boston, MA 02266.  For the fiscal year ended October 31, 2005, the Fund paid $1,111,812 in transfer agency fees.

It is important that executed proxy cards be returned promptly.  Shareholders who do not expect to attend the meeting are therefore urged to vote by either telephone, Internet or to complete, sign, date, and return the enclosed proxy card as soon as possible in the enclosed postage paid envelope.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.         Individual Accounts:  Sign your name exactly as it appears in the registration on the proxy card.

2.         Joint Accounts:  Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.         All Other Accounts:  The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.  For example:

Registration                                                              Valid Signature

Corporate Accounts

(1)        ABC Corp. . . . . . . . . . . . . . . . . . . . . . . . . . .   ABC Corp.

(2)        ABC Corp. . . . . . . . . . . . . . . . . . . . . . . . . . .   John Doe, Treasurer

(3)        ABC Corp.

c/o John Doe, Treasurer . . . . . . . . . . . . . . . .    John Doe

(4)        ABC Corp. Profit Sharing Plan . . . . . . . . . .      John Doe, Trustee

Trust Accounts

(1)        ABC Trust . . . . . . . . . . . . . . . . . . . . . . . . . .    Jane B. Doe, Trustee

(2)        Jane B. Doe, Trustee

u/t/d 12/28/78 . . . . . . . . . . . . . . . . . . . . . . . .    Jane B. Doe

Custodial or Estate Accounts

(1)        John B. Smith, Cust.

f/b/o John B. Smith, Jr. UGMA . . . . . . . . . .      John B. Smith

(2)        Estate of John B. Smith . . . . . . . . . . . . . . . .     John B. Smith, Jr., Executor

OTHER WAYS TO VOTE YOUR PROXY

VOTE BY TELEPHONE:

1.         Read the proxy statement and have your proxy card at hand.

2.         Call the toll-free number on your proxy card.

VOTE BY INTERNET:

1.         Read the proxy statement and have your proxy card at hand.

2.         Go to the Web site indicated on your proxy card and follow the voting instructions.

Voting by telephone is generally available 24 hours a day.  Do not mail the proxy card if you are voting by telephone.  If you have any questions about voting, please call The Altman Group, our proxy solicitor, at 800.821.8781 (toll free) between 10:00 a.m. and 10:00 p.m. Eastern time.

EXHIBIT A

FORM OF SUB-ADVISORY AGREEMENT

AGREEMENT made as of the  ____ day of _____, 200__, by and among Evergreen Investment Management Company, LLC (the “Adviser”), Evergreen Equity Trust (the “Trust”), a Delaware statutory trust, on behalf of its series company, Evergreen Utility and Telecommunications Fund (the “Fund”), and Crow Point Partners, LLC (the “Sub-adviser”).

WHEREAS, the Adviser serves as investment adviser to the Fund, which has filed a registration statement under the Investment Company Act of 1940, as amended (the “1940 Act”) and the Securities Act of 1933, as amended; and

WHEREAS, the Trust is comprised of several separate investment portfolios, one of which is the Fund; and

WHEREAS, the Adviser desires to avail itself of the services, advice and assistance of the Sub-adviser to assist the Adviser in providing investment advisory services to the Fund; and

WHEREAS, the Sub-adviser is registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), is engaged in the business of rendering investment advisory services to investment companies and other clients and desires to provide such services to the Adviser;

NOW, THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:

1.  Employment of the Sub-adviser.  The Adviser hereby employs the Sub-adviser to manage the investment and reinvestment of the Fund’s portfolio assets allocated to the Sub-adviser from time to time, subject to the control and direction of the Trust’s Board of Trustees (the “Board”), for the period and on the terms hereinafter set forth.  The Sub-adviser hereby accepts such employment and agrees during such period, subject to the oversight of the Board and the Adviser, to render the services and to assume the obligations herein set forth for the compensation herein provided.  The Sub-adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Adviser, the Fund or the Trust in any way.

2.  Obligations of and Services to be provided by the Sub-adviser.  The Sub-adviser undertakes to provide the following services and to assume the following obligations:

a.  The Sub-adviser shall manage the investment and reinvestment of the portfolio assets of the Fund that are allocated to the Sub-adviser from time to time by the Adviser (which portion may include any or all of the Fund's assets), including determining what portion of such assets will be invested or held uninvested in cash, all without prior consultation with the Adviser, subject to and in accordance with (i) the investment objective and policies of the Fund set forth in the Fund’s Agreement and Declaration of Trust, as amended, By-Laws, Prospectus and Statement of Additional Information as from time to time in effect (the “Governing Documents”), (ii) the requirements applicable to registered investment companies under applicable laws, including without limitation the 1940 Act and Subchapter M of the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder (the “Code”) and (iii) any written instructions which the Adviser or the Trust’s Board of Trustees may issue from time to time.  The Sub-adviser also agrees to conduct its activities hereunder in accordance with any applicable procedures or policies adopted by the Trust’s Board of Trustees as from time to time in effect and communicated to the Sub-adviser (the “Procedures”).  The Adviser has provided to the Sub-adviser copies of all current Governing Documents and current Procedures and shall provide to the Sub-adviser any amendments or supplements thereto. The Sub-adviser shall render such reports to the Trust’s Board of Trustees and the Adviser as they may reasonably request concerning the investment activities of the Fund. The Sub-adviser shall not vote proxies submitted by issuers of securities held in the Fund.  The voting of such proxies shall be the sole responsibility of the Adviser.

b.  The Sub-adviser shall be responsible for daily monitoring of the investment activities and portfolio holdings associated with the portfolio assets of the Fund that are allocated to the Sub-adviser to ensure compliance with the Governing Documents, Procedures and applicable law.  The Sub-adviser shall also cooperate with and provide sufficient information to the Adviser to assist the Adviser in its monitoring of the investment activities and portfolio holdings of the Fund, including, without limitation, the Fund's satisfaction of quarterly diversification requirements for qualification as a regulated investment company under the Code.   Notwithstanding the investment discretion delegated to the Sub-adviser hereunder, the Sub-adviser shall act on any instructions of the Adviser with respect to the investment activities used to manage the portfolio assets of the Fund that are allocated to the Sub-adviser to ensure the Fund’s compliance with the Governing Documents, Procedures and applicable law.

c.  Absent instructions of the Adviser to the contrary, the Sub-adviser shall, in the name of the Fund, place orders for the execution of portfolio transactions with or through such brokers, dealers or other financial institutions as it may select.  The Sub-adviser shall use its best efforts to obtain the most favorable price and execution on all portfolio transactions executed on behalf of the Fund, provided that, so long as the Sub-adviser has complied with Section 28(e) of the Securities Exchange Act of 1934, the Procedures and such instructions as the Adviser may from time to time provide to the Sub-adviser, the Sub-adviser may cause the Fund to pay a commission on a transaction in excess of the amount of commission another broker-dealer would have charged.  On occasions when the Sub-adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Sub-adviser, the Sub-adviser shall, to the extent it determines such allocation would be beneficial to the Fund, aggregate the securities to be so purchased or sold with other orders for other accounts managed by the Sub-adviser in order to obtain best execution.  In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-adviser consistent with the Procedures and in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

d.  The Sub-adviser (A) shall maintain such books and records as are required by law, including without limitation the 1940 Act and the Advisers Act, and the rules and regulations thereunder, (B) shall render to the Board such periodic and special reports as the Board or the Adviser may reasonably request in writing, and (C) shall meet with any persons at the reasonable request of the Adviser or the Board for the purpose of reviewing the Sub-adviser's performance under this Agreement at reasonable times and upon reasonable advance written notice.  All such books and records shall be the property of the Trust and the Sub-adviser will surrender promptly to the Fund any of such records upon the Fund’s request (provided that the Sub-adviser may retain a copy of such records) and shall make all such books and records available for inspection and use by the Securities and Exchange Commission (“SEC”), the Trust, the Adviser or any person retained by the Trust at all reasonable times.  Where applicable, such records shall be maintained by the Sub-adviser for the periods and in the places required by Rule 31a-2 under the 1940 Act.

On each business day, the Sub-adviser shall provide to the Fund's custodian and the Fund’s administrator information relating to all transactions concerning the Fund's assets and shall provide the Adviser with such other information as the Adviser may request.

e.  The Sub-adviser shall bear its expenses of providing services pursuant to this Agreement.

f.  The Sub-adviser shall timely provide to the Adviser and the Fund all information and documentation they may reasonably request as necessary or appropriate in connection with the compliance by them or either of them with the requirements of any applicable law, including, without limitation, (i) information and commentary for the Fund's annual and semi-annual reports, in a format approved by the Adviser, together with (A) a certification that such information and commentary discuss all of the factors that materially affected the performance of the portion of the Fund allocated to the Sub-adviser under this Agreement, including the relevant market conditions and the investment techniques and strategies used, and do not contain an untrue statement of a material fact or omit to state a material fact necessary to make the information and commentary not misleading, and (B) additional certifications related to the Sub-adviser's management of the Fund in order to support the Fund's filings on Form N-CSR, Form N-Q and other applicable forms, and the Fund's Principal Executive Officer's and Principal Financial Officer's certifications under Rule 30a-2 under the 1940 Act, thereon; (ii) a quarterly sub-certification with respect to compliance matters related to the Sub-adviser and the Sub-adviser's management of the Fund, in a format reasonably requested by the Adviser, as it may be amended from time to time; and (iii) an annual certification from the Sub-adviser's Chief Compliance Officer, appointed under Rule 206(4)-7 under the Advisers Act, with respect to the design and operation of the Sub-adviser's compliance program, in a format reasonably requested by the Adviser.

g.  Fidelity Bond and Code of Ethics.  The Sub-adviser will provide the Fund with reasonable evidence that, with respect to its activities on behalf of the Fund, the Sub-adviser maintains (i) adequate fidelity bond insurance and (ii) an appropriate Code of Ethics and related reporting procedures.

3.  Compensation of the Sub-adviser.  In full consideration of the services rendered pursuant to this Agreement, the Adviser will pay the Sub-adviser, from the fees received by the Adviser from the Fund in respect of the period in question, a fee at the annual rate set forth in Schedule A hereto of the value of the Fund’s average daily net assets.  Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month.  If the Sub-adviser shall serve for less than the whole of any month, the foregoing compensation shall be prorated.  For the purpose of determining fees payable to the Sub-adviser, the value of the Fund’s net assets shall be computed at the times and in the manner determined by the Trust’s Board of Trustees and set forth in the Governing Documents.

4.  Other Activities of the Sub-adviser.  The services of the Sub-adviser hereunder are not to be deemed exclusive, and the Sub-adviser shall be free to render similar services to others and to engage in other activities, so long as the services rendered hereunder are not materially impaired. Without limiting any fiduciary duty or similar obligation of the Sub-adviser to the Fund, the Sub-adviser will implement and maintain reasonable procedures that are acceptable to the Fund and the Adviser, which acceptance shall not be unreasonably withheld, that are intended to address conflicts of interest associated with the side by side management of long only and long-short portfolios and operate in accordance with such procedures.

5.  Use of Names.  The Sub-adviser shall not use the name of the Trust or the Adviser in any material relating to the Sub-adviser in any manner not approved prior thereto by the Adviser; provided, however, that the Sub-adviser may use the name of the Adviser or the Trust in any material that merely refers in accurate terms to the Sub-adviser’s provision of sub-advisory services to the Fund and its related performance information.

6.  Liability of the Sub-adviser.  Absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Sub-adviser, the Sub-adviser shall not be liable for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.  Subject to the foregoing, nothing herein shall constitute a waiver of any rights or remedies that the Trust may have under any federal or state securities laws.

7.  Limitation of Trust’s Liability.  The Sub-adviser acknowledges that it has received notice of and accepts the limitations upon the Trust’s liability set forth in its Agreement and Declaration of Trust, as amended.  The Sub-adviser agrees that any of the Trust’s obligations shall be limited to the assets of the Fund and that the Sub-adviser shall not seek satisfaction of any such obligation from the shareholders of the Trust nor from any Trustees or Trust officer, employee or agent of the Trust.

8.  Sub-adviser Insurance.  The Sub-adviser agrees that it will maintain at its own expense an Errors and Omissions insurance policy with respect to the Sub-adviser in an amount not less than $10 million and Commercial General Liability insurance in a commercially reasonable amount.  The foregoing policies shall be issued by insurance companies that are acceptable to the Adviser.  The minimum required amounts set forth in this insurance provision are not to be construed as a limitation on the Sub-adviser’s liability under this Agreement.  Any and all deductibles specified in the above-referenced insurance policies shall be assumed by the Sub-adviser.

9.  Representations of the Sub-adviser.  The Sub-adviser represents and warrants as follows:

(a)        The Sub-adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has appointed a Chief Compliance Officer under Rule 206(4)-7 under the Advisers Act; (iv) has adopted written policies and procedures that are reasonably designed to prevent violations of the Advisers Act from occurring, detect violations that have occurred, and correct promptly any violations that have occurred, and will provide notice promptly to the Adviser of any material violations relating to the Fund; (v) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency; and (vi) will promptly notify the Adviser of the occurrence of any event that would disqualify the Sub-adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(b)        The Sub-adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Adviser with a copy of the code of ethics.  Within 60 days of the end of each calendar quarter that this Agreement is in effect, a duly authorized officer of the Sub-adviser shall certify to the Adviser that the Sub-adviser, including its personnel, has complied with the requirements of Rule 17j-1 during the previous year and that there has been no material violation of the Sub-adviser's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation.  The Sub-adviser will report quarterly, in reasonable detail, any violations of law or the Sub-adviser’s code of ethics related to the Fund, the Sub-adviser’s ability to comply with applicable law, or the Sub-adviser’s ability to perform under this Agreement, and the action taken in response to such violations.

(c)        The Sub-adviser will provide the Adviser and the Fund with a copy of its Form ADV Part II and promptly furnish a copy of all amendments thereto to the Adviser and the Fund.

(d)        The Sub-adviser will promptly notify the Adviser of any changes in its managing members or in the key personnel who are either the portfolio manager(s) responsible for the Fund or the principal executive officers of the Sub-adviser, or if there is otherwise an actual or expected change in control or management of the Sub-adviser.

10.  Renewal, Termination and Amendment.  This Agreement shall continue in effect for two years from the date set forth above and after such date so long as such continuance is approved in the manner provided in the 1940 Act and the rules and regulations thereunder. This Agreement may be terminated at any time without payment of any penalty, by the Trust’s Board of Trustees, or by a vote of a majority of the outstanding voting securities of the Fund upon 60 days prior written notice to the Sub-adviser or by the Sub-adviser upon 60 days prior written notice to the Adviser, or upon such shorter notice as may be mutually agreed upon.  This Agreement may also be terminated, without the payment of any penalty, by the Adviser (i) upon 60 days prior written notice to the Sub-adviser; (ii) upon material breach by the Sub-adviser of any representations and warranties set forth in this Agreement, if such breach has not been cured within seven days after written notice of such breach; or (iii) immediately if, in the reasonable judgment of the Adviser, the Sub-adviser becomes unable to discharge its duties and obligations under this Agreement, including circumstances such as the insolvency of the Sub-adviser, the termination, resignation or other loss of a key portfolio manager, or other circumstances that the Adviser determines could adversely affect the Fund. This Agreement shall terminate automatically and immediately upon termination of the investment advisory agreement between the Adviser and the Trust.  This Agreement shall terminate automatically and immediately in the event of its assignment.  The terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the meaning set forth for such terms in the 1940 Act.  This Agreement may be amended at any time by the Sub-adviser and the Adviser, subject to approval by the Trust’s Board of Trustees and, if required by applicable SEC rules and regulations, a vote of a majority of the Fund’s outstanding voting securities.

In the event of termination of this Agreement, those paragraphs of this Agreement which govern conduct of the parties' future interactions with respect to the Sub-adviser having provided investment management services to the Fund for the duration of this Agreement, including, but not limited to, Sections 5, 6, 7, 9, and 11, shall survive such termination of this Agreement.

            11.  Confidential Relationship.  The Sub-adviser agrees that it shall exercise the same standard of care that it uses to protect its own confidential and proprietary information, but no less than reasonable care, to protect the confidentiality of the Portfolio Information.  As used herein "Portfolio Information" means confidential and proprietary information of the Fund or the Adviser that is received by the Sub-adviser from or on behalf of the Fund or the Adviser in connection with this Agreement, and information with regard to the portfolio holdings and characteristics of the portion of the Fund allocated to the Sub-adviser that the Sub-adviser manages under the terms of this Agreement.  The Sub-adviser will restrict access to the Portfolio Information to those employees of the Sub-adviser or its affiliates or their agents who will use it only for the purpose of managing the Sub-adviser's portion of the Fund, and the Sub-adviser will be obligated to ensure that it is used only for such purpose.  The foregoing shall not prevent the Sub-adviser from disclosing Portfolio Information that is (1) publicly known or becomes publicly known through no unauthorized act, (2) rightfully received from a third party without obligation of confidentiality, (3) approved in writing by the Adviser for disclosure, which approval shall not be unreasonably withheld,  (4) required to be disclosed pursuant to a requirement of a governmental agency or law so long as the Sub-adviser provides the Adviser with prompt written notice of such requirement prior to any such disclosure, or (5) disclosed in accordance with the Fund’s policy for disseminating portfolio holdings as disclosed in the Fund’s then current Prospectus and Statement of Additional Information.

            12.       Notices.   Any notice under this Agreement must be given in writing as provided below or to another address as either party may designate in writing to the other.

Sub-adviser:

            _____________________________

            _____________________________

            _____________________________

            _____________________________

            Fax:  _______________

            with a copy to:

            ______________________________

            ______________________________

            ______________________________

            ______________________________

            Fax:  ____________

            Adviser:

            _____________________________

            _____________________________

            _____________________________

            _____________________________

            Fax:  _______________

            with a copy to:

            _____________________________

            _____________________________

            _____________________________

            _____________________________

            Fax:  _______________

13. Severability.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

            14. Authorization.  Each of the parties represents and warrants that the execution and delivery of this Agreement and the consummation of the transactions and performance of services contemplated by this Agreement have been duly authorized by all necessary corporate action by such party and when so executed and delivered, this Agreement will be the valid and binding obligation of such party in accordance with its terms.

15.  Miscellaneous.  Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof.   This Agreement shall be construed and enforced in accordance with and governed by the laws of the Commonwealth of Massachusetts.  The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.  This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one agreement, binding on the parties.

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

                                                        EVERGREEN EQUITY TRUST, on behalf of Evergreen              Utility and Telecommunications Fund

       By: _______________________________

             Name:

              Title:

EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC

        By: _______________________________

   Name:

   Title:

CROW POINT PARTNERS, LLC

By:_______________________________

       Name:

       Title:

SCHEDULE A

FEES*

0.20% of first $1 billion in average daily net assets, plus

0.15% of next $500 million in average daily net assets, plus

0.1275 of next $1 billion in average daily net assets, plus

0.10% of average daily net assets above $2.5 billion

*When average daily net assets exceed the first breakpoint, multiple rates will apply, resulting in a blended rate.  The rates set forth above apply to average daily net assets that are subject to the Sub-adviser's investment discretion.